UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2010

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia Georgia	1-12080 0-28226	58-1550675 58-2053632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 9, 2010, Post Apartment Homes, L.P. (the “Operating Partnership”) executed a Third Amendment (“Third Amendment”) to its Amended and Restated Credit Agreement (the “Credit Agreement”) by and among the Operating Partnership, Wachovia Bank, National Association, as Administrative Agent, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent, and Wells Fargo Bank, National Association, SunTrust Bank and Sumitomo Mitsui Banking Corporation, as Co-Documentation Agents, and the financial institutions that are parties thereto and their assignees.

The Third Amendment amends the Credit Agreement to exclude from certain default and other provisions of the Credit Agreement certain defaults or other effects on such provisions relating to certain designated affiliates of the Operating Partnership. The Third Amendment also reduces the amount available under the Credit Agreement by $200 million to $400 million (the “Reduction”). In connection with such amendment, the Operating Partnership paid a fee of $165,000, equal to 0.05% of the amount of the commitments under the Credit Agreement to those financial institutions that approved the amendment (after giving effect to the Reduction).

In addition, the Operating Partnership exercised its extension option in accordance with the terms of the Credit Agreement for an additional one-year period to April 27, 2011 (the “Extension”). The Operating Partnership paid a fee of $600,000 for the extension, which is equal to 0.15% of the amount of the commitments under the Credit Agreement (after giving effect to the Reduction)

The Credit Agreement has a current stated interest rate of the London Interbank Offered Rate (LIBOR) plus 0.80% and requires the payment of facility fees currently equal to 0.175% per annum of the aggregate loan commitments. The Credit Agreement provides for the interest rate and facility fee rate to be adjusted up or down based on changes in the credit ratings of the Operating Partnership’s senior unsecured debt. There are five stated pricing levels for (1) the spread over LIBOR for syndicated borrowings ranging from 0.45% to 1.25% per annum and (2) the facility fee ranging from 0.125% to 0.25% per annum.

The Credit Agreement contains representations, financial and other affirmative and negative covenants, events of defaults and remedies typical for this type of facility. The Operating Partnership’s ability to borrow under the Credit Agreement is subject to its compliance with the financial and other covenants and conditions, on an ongoing basis, applicable to the Operating Partnership, Post Properties, Inc. (“PPI”) and their respective subsidiaries. The principal financial covenants under the Credit Agreement are as follows: (1) the ratio of total debt to the gross asset value of certain assets may not exceed 0.6 to 1.0 (except that this limit may be increased to 0.65 to 1.0 for two consecutive fiscal quarters in any fiscal year in connection with an acquisition of a portfolio of properties); (2) the fixed charge coverage ratio for any period of four consecutive fiscal quarters may not be less than 1.5 to 1.0; (3) the ratio of total secured debt to the gross asset value of certain assets may not exceed 0.35 to 1.0; (4) tangible net worth may not be less than $950 million (plus 90% of the net proceeds of equity issuances after December 31, 2005); (5) the ratio of the gross asset value of certain assets of the Operating Partnership and all subsidiary guarantors to the gross asset value of certain assets of PPI and its subsidiaries (exclusive of assets that are owned by certain excluded subsidiaries or by other subsidiaries or unconsolidated affiliates that are prohibited from guaranteeing the debt of another person pursuant to any agreement evidencing secured debt) on a consolidated basis may not be less than 0.80 to 1.0; and (6) the ratio of the unencumbered asset value of certain assets of the Operating Partnership and its subsidiaries to total unsecured debt may not be less than 1.6 to 1.0 (except that this limit may be reduced to 1.54 to 1.0 for two consecutive fiscal quarters during the term of the Credit Agreement in connection with an acquisition of a portfolio of properties). The Credit Agreement also restricts the amount of capital that can be invested in specific categories of assets, such as unimproved land, properties under construction, condominium properties, non-multifamily properties, debt or equity securities, notes receivable and unconsolidated affiliates. The Credit Agreement also contains cross-default provisions with certain other material indebtedness.

The Third Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.

On March 9, 2010, the Operating Partnership also executed an amendment to its $30 million Revolving Loan Credit Agreement (the “Wachovia Revolving Line”) by and among the Operating Partnership and Wachovia Bank, National Association, to (i) extend the maturity date of the Wachovia Revolving Line to April 27, 2011, (ii) exclude from certain default and other provisions of the Wachovia Revolving Line certain defaults or other effects on such provisions relating to certain designated affiliates of the Operating Partnership and (iii) set the interest rate on the Wachovia Revolving Line to LIBOR (based on a 7 day interest period) plus 2.50% or the Base Rate (as defined in the Wachovia Revolving Line) plus 1.50%. The Wachovia Revolving Line carries other terms, including representations, covenants and defaults, substantially consistent with those of the Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The contents of Item 1.01 of this Current Report on Form 8-K are incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1	Third Amendment, dated March 9, 2010, to Amended and Restated Credit Agreement, dated April 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2010

POST PROPERTIES, INC.

By:	/S/ CHRISTOPHER J. PAPA
Christopher J. Papa Executive Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2010

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

	By:	/S/ CHRISTOPHER J. PAPA
Christopher J. Papa Executive Vice President and Chief Financial Officer

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